Property and equipment, net	6 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
Property and equipment, net

Note 6 — Property and equipment, net

Property and equipment, net consists of the following:

	December 31, 2025	June 30, 2026	June 30, 2026
	RMB	RMB	USD
		(Unaudited)	(Unaudited)
Office electronic equipment	20,448	-	-
Office fixtures and furniture	155,461	155,461	22,825
Vehicles	1,201,452	1,201,452	176,402
Subtotal	1,377,361	1,356,913	199,227
Less: accumulated depreciation	(1,250,199)	(1,280,124)	(187,952)
Total	127,162	76,789	11,275

Depreciation expense for the six months ended June 30, 2025 and June 30, 2026 amounted to RMB 164,749 and RMB 39,099 (USD 5,741), respectively. During the six months ended June 30, 2026, the loss on disposal of property and equipment was RMB 11,274 (USD 1,655).